OCTOBER 31, 2024 2024 Q3 2024 EARNINGS PRESENTATION Exhibit 99.1

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended December 31, 2023 and subsequent filings with the U.S. Securities and Exchange Commission. In addition, actual results may differ materially from those expressed in any forward-looking statements as the result of: product shortages; changes in supplier pricing and rebates; inability to identify acquisition targets or close acquisitions; difficulty integrating acquired businesses; inability to identify new markets or successfully open new locations; catastrophic safety incidents; cyclicality and seasonality; IT failures or interruptions, including as a result of cybersecurity incidents; goodwill or intangible asset impairments; disruptions in the capital and credit markets; debt leverage; loss of key talent; labor disputes; regulatory risks; and future volatility in our stock price and trading volumes to the extent they affect the final settlement of our ASR agreement. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties referenced above. In addition, the forward- looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on October 30, 2024.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com CEO Perspective *Year over year growth percentages adjusted for differences in selling days **Non-GAAP measure; see Appendix for definition and reconciliation Notes: Percentages within the Net Income ($M) and Adjusted EBITDA** ($M) bar charts represent each metric as a % of net sales. All quarterly information and comparisons reflect Continuing Operations 2.5%1.4% 4 8.3%5.6%1.8% +1.1%+28.0%+11.8%+2.0% 20 26.0 +6.2% 6.1% 6.9% 8.4 12.3 13.0 7.4% 8.3% 13.0% 11.6%13.0% 11.6% +6.9% +28.8% +7.0% +6.9% +28.8% +7.0% +11.3% +14.1 16.8 6.4% 6.2% 7.2 7.0% 9.1% 9.4% 9.1% 9.4% 3.7% 4.1 4.7% 4.8 +28.0 +1.1% +10.4 1.4% 0.3% .5% 1.4% 6.5 5.4%1.6% 10.4% +26.0% +6.2% +6.8% 6.1% 6.9%4.8% 5.5 $1,875 $2,415 $2,584 $2,773 Q3'21 Q3'22 Q3'23 Q3'24 Net Sales* ($M) / YoY (%) Record quarterly sales • Acquired branches drove growth, positive average selling prices YoY also contributed • While R&R end market demand remained healthy, overall sales activity and volumes lower than expected Solid net income and record Adjusted EBITDA** • Disciplined execution on pricing and margin management • Aligned staffing and other operating expenses to market conditions Capital allocation balancing growth & returns • Investing in both organic growth and acquisitions • Expanded commercial footprint with acquisition of Passaic Metal and Building Supplies $310 $325 Q3'23 Q3'24 Adjusted EBITDA** ($M) 12.0% 11 7 $161 $180 $145 $177 GAAP Adj. NI** Net Income ($M) Q3'23 Q3'24 +28.8% +8.7% +5.6% .3 5.2% 7.0% 6.4%

becn.com5 • Provided funding & expertise to support creation of the Roofing Industry Center at Clemson University • Partnered with the U.S. Army’s PaYS program to create career opportunities for Veterans • Expanding Beacon CaReS, our employee assistance fund, for hurricane impacted regions Executing on Ambition 2025 Initiatives Realizing the goals of Ambition 2025 DRIVING OPERATIONAL EXCELLENCE BUILDING A WINNING CULTURE DRIVING ABOVE MARKET GROWTH CREATING SHAREHOLDER VALUE • Bottom-quintile branch class of 2024 contributed $9M to bottom-line in Q3 YoY • Fleet and facility capital upgrades improving productivity and employee experience • Tangible progress on safety including reducing strains & sprains by nearly 50% • Acquired 41 branches and opened 17 greenfield locations YTD through 10/30 • Digital sales grew 28% Q3 YoY, launched digital platform, Beacon PRO+®, in Canada • Record private label sales and strong launch of our TRI-BUILT commercial insulation product • Solid net income and record Adjusted EBITDA* • Expect to complete $225 million accelerated share repurchase in Q4 • Reduced “as converted” share count** by nearly 23% since launch of Ambition 2025 *Non-GAAP measure; see Appendix for definition and reconciliation **Inclusive of preferred stock repurchase and net of equity plan issuances

becn.com6 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER PRITH GANDHI

Q3 2024 Sales and Mix

Net Sales ($M) / YoY (%)*



$2,584
$2,773
+5.6%
Q3'23
Q3'24

Net Sales Mix



22%
51%
27%
Residential
Non-residential
Complementary

Net Sales by Line of Business ($M)*



$1,373
$1,405
+0.7%
$675
$739
+7.7%
$536
$629
+15.4%
Residential
Non-residential
Complementary
Q3'23
Q3'24

Net sales per day up 5.6%* YoY

- Higher sales across all three lines of business
- Average selling prices higher LSD% YoY
- Acquisitions added ~6% to the top line

Residential sales per day up 0.7%* YoY

- Prices up LSD% YoY, disciplined execution on August price increase
- Shingle volumes decreased vs. strong Q3 comparable
- Geographic and regional demand variability

Non-residential sales per day up 7.7%* YoY

- Commercial repair & reroofing demand accelerating
- Volumes up on solid demand from R&R market
- Prices down LSD% YoY, sequentially stable

Complementary sales per day up 15.4%* YoY

- Volume up mid-teens% YoY driven by acquisitions
- Prices stable YoY

*Percentages adjusted for additional selling day in Q3'24 as compared to Q3'23

7 becn.com

BEACON

Q3 2024 Margin and Expense

Gross Margin



27.1%
26.1%
26.0%
26.3%
Q3'21
Q3'22
Q3'23
Q3'24

Operating Expense ($M)



$419
$484
$395
$443
16.2%
17.4%
15.3%
16.0%
GAAP
Adj. OpEx*
Q3'23
Q3'24

Gross margin up 30 bps YoY

- Price cost 50 bps favorable YoY on disciplined margin management
  - August shingle price contributed
- Higher digital sales and record private label sales YoY
- Partially offset by higher non-res sales and dilution from acquired branches

Implemented targeted cost actions focused on operating efficiency

- Operating expense actions taken to align staffing with market
  - Estimated annual savings of $45M, restructuring cost of ~$11M
- Adj. OpEx* increased $48M YoY, greenfield & acquisitions added ~$34M
- Inflation in wages, benefits and rent also contributed to the increase

Investments in strategic initiatives continued

- Sales organization, private label, pricing tools and e-commerce technologies

*Non-GAAP measure; see Appendix for definition and reconciliation
Note: Percentages within the bar charts represent each metric as a % of net sales.

8 becn.com

BEACON

becn.com9 Strong Balance Sheet, Continued Capacity to Invest Solid Q3 cash generation • Inventory decreased $117M from Q2’24 level; YoY increase driven by greenfield and acquired branches • Balancing conversion of inventory with product availability in storm hit areas remainder of the year Prudent balance sheet management • Net debt leverage* 3.1x end of Q3 • Liquidity of >$800M as of 9/30 Balanced capital allocation remains priority • Investing in organic growth, full year capex ~$125M • Acquisition pipeline remains active • Expect to settle accelerated share repurchase in Q4 resulting in the retirement of ~600k shares *Non-GAAP measure; see Appendix for definition and reconciliation **Maturities shown as of Q3’24; excl impact of debt issuance cost amortization & required $12.75M annual paydown of 2028 Term Loan $1,085 $1,389 $1,308 $1,494 Q3'21 Q3'22 Q3'23 Q3'24 Net Inventory ($M) 2.1 2.0 2.7 3.1 Q3'21 Q3'22 Q3'23 Q3'24 Net Debt Leverage* 2024 2025 2026 2027 2028 2029 2030 Debt Maturity ($M)** ABL Term Loan Secured Notes Unsecured Notes $741 $350 $1,265 $0 $300 $223 $0 $441 $0 $600 $300 $98 $268 $167 $249 Q3'21 Q3'22 Q3'23 Q3'24 Operating Cash Flow ($M)

PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com11 Near term expectations • Non-discretionary R&R demand will continue to be a tailwind • New housing starts and existing home sales to remain subdued • Non-residential market demand supported by R&R activity • Impact from hurricanes expected over the next 6 quarters Expect solid finish to the year • October sales per day up* ~6% YoY • Q4’24 net sales per day* expected to be up MSD% vs. record prior year comparable • Assumes normal fourth quarter seasonality • Gross margins expected to be in the mid-25% range 2024 full year Adj. EBITDA** expected in the lower half of previously communicated guide • Focused on controllable areas including customer experience, operational excellence and pricing • Greenfield initiative expected to yield ~20 new branches in 2024 Focused on accomplishing Ambition 2025 goals • Continued investment in organic growth including greenfield, digital, private label and commercial solutions • Expect to remain disciplined on acquisitions while executing on the robust M&A pipeline • Committed to returns for our shareholders and prudent balance sheet management Closing Thoughts *Percentages adjusted for one more selling day in October ‘24 as compared to October ’23, one more selling day in Q4‘24 as compared to Q4 ’23 **Non-GAAP measure; see Appendix for definition and reconciliation Note: Full year 2024 has 2 more selling days as compared to 2023 Ambition 2025 has demonstrated multiple paths to growth and profitability

becn.com13 Reconciliations: Non-GAAP Financial Measures RESULTS BY QUARTER (CONTINUING OPERATIONS) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock- based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. Beginning January 1, 2023, the Company determined that COVID-19 impacts should no longer be considered an adjusting item and the change was applied prospectively. For additional information see our latest Form 8-K, filed with the SEC on October 30, 2024.

becn.com14 NET DEBT LEVERAGE We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. Reconciliations: Non-GAAP Financial Measures

becn.com15 *Composed of Acquisition and Restructuring costs 2024 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures